                                 AGREEMENT OF LEASE

This Agreement of Lease is made on the 1st day of August, 1997, by and between Security State Bank, Abilene, Texas, and First Independent Computers, Inc., Abilene, Texas.

DESCRIPTION OF PROPERTY LEASED

Location:      402 Cypress Street, Abilene, Texas

-------------------------------------------------------------------------------
                                                  SQUARE    PRICE      MONTHLY
             SPACE DESCRIPTION                   FOOTAGE   PER FOOT     RENT
-------------------------------------------------------------------------------
Basement Vault                                       256                  0.00
-------------------------------------------------------------------------------
2nd Floor Parking Garage                                                  0.00
-------------------------------------------------------------------------------
2nd Floor - Machine Room & Programmers             6,246     0.60     3,747.60
Offices
-------------------------------------------------------------------------------
3rd Floor - Corp. Offices - No                     4,474     0.70     3,131.80
Modifications
-------------------------------------------------------------------------------
4th Floor - Partial                                7,500     0.60     4,500.00
-------------------------------------------------------------------------------
5th Floor - Partial                                4,968     0.60     2.980.80
-------------------------------------------------------------------------------
6th Floor - Complete                               8,470     0.60     5,082.00
-------------------------------------------------------------------------------
Annex & Mailroom                                   9,090     0.60     5,454.00
-------------------------------------------------------------------------------
3rd Floor of Parking Garage                                           1,000.00
(All but 10 currently assigned spaces)
-------------------------------------------------------------------------------
Building - 4th and Cedar                           3,200     0.60     1,920.00
-------------------------------------------------------------------------------
Total                                             44,204            $27,816.20
-------------------------------------------------------------------------------


TERMS:

This lease shall begin on August 1, 1997, and shall be in effect, as follows:


-------------------------------------------------------------------------------
            Space Description               Length of Lease    Expiration Date
-------------------------------------------------------------------------------
2nd Floor Parking Garage                         2 years           07/31/99
-------------------------------------------------------------------------------
2nd Floor - Machine Room & Programmers           2 years           07/31/99
Offices
-------------------------------------------------------------------------------
4th Floor                                        2 years           07/31/99
-------------------------------------------------------------------------------
5th Floor                                        2 years           07/31/99
-------------------------------------------------------------------------------
6th Floor                                        2 years           07/31/99
-------------------------------------------------------------------------------
Annex & Mailroom                                 2 years           07/31/99
-------------------------------------------------------------------------------
3rd Floor of Parking Garage                      2 years           07/31/99
(All but 10 currently assigned spaces)
-------------------------------------------------------------------------------
Building - 4th and Cedar                         2 years           07/31/99
-------------------------------------------------------------------------------

                                          1

-------------------------------------------------------------------------------
3rd Floor Corporate Offices                      1 year            07/31/98
-------------------------------------------------------------------------------


All leases will automatically renew for the same length of term, if notification of termination is not made by/to lessee and lessor within one hundred and eighty
(180) days prior to expiration date. All lease prices may increase at renewal date, but increase will be limited to percentage of change, if any, in the Consumer Price Index for the prior calendar year. Total monthly rent, due in advance on the 1st day of each month, beginning August 1, 1997, will be $27,816.20. This amount includes all utilities and janitorial service.

LEASEHOLD IMPROVEMENTS:

Lessor will assume maximum total of $40,000 for the two year term. Additional changes will be the responsibility of the lessee, after discussion and approval by the lessor.

Signed this _________________ day of _______________________, 19_____.

LESSOR:                                 LESSEE:

Security State Bank                     First Independent Computers, Inc.
Abilene, Texas                          Abilene, Texas


-------------------------------         ------------------------------------
Kenneth L. Burgess

                                   LEASE ADDENDUM

This Addendum to an Agreement of Lease dated June 26, 1997, is made on the 1st day of August, 1997, by and between Security State Bank, Abilene, Texas, and First Independent Computers, Inc., Abilene, Texas.

DESCRIPTION OF PROPERTY LEASED

Location:      402 Cypress Street, Abilene, Texas

-------------------------------------------------------------------------------
                                                  SQUARE     PRICE     MONTHLY
              SPACE DESCRIPTION                   FOOTAGE   PER FOOT     RENT
-------------------------------------------------------------------------------
8th Floor                                           8,044     0.70    $5,630.80
-------------------------------------------------------------------------------


TERMS:

This lease shall begin on August 1, 1997, and shall be in effect, as follows:

-------------------------------------------------------------------------------
              Space Description               Length of Lease   Expiration Date
-------------------------------------------------------------------------------
8th Floor                                         2 years           07/31/99
-------------------------------------------------------------------------------


All leases will automatically renew for the same length of term, if notification of termination is not made by/to lessee and lessor within one hundred and eighty
(180) days prior to expiration date. All lease prices may increase at renewal date, but increase will be limited to percentage of change, if any, in the Consumer Price Index for the prior calendar year. Total monthly rent, due in advance on the 1st day of each month, beginning August 1, 1997, will be $5,630.80. This amount includes all utilities and janitorial service.


Signed this _________________ day of _______________________, 19_____.




LESSOR:                                 LESSEE:

Security State Bank                     First Independent Computers, Inc.
Abilene, Texas                          Abilene, Texas

-------------------------------         ------------------------------------
Kenneth L. Burgess


                                          4